Supplement dated May 29, 2018

to the

Statement of Additional Information dated May 1, 2018

for

VEL II (93) (“Vari-Exceptional Life”) Policy

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its
VEL II Separate Account

In the Statement of Additional Information, under the section entitled “Underwriters and Distribution,” the first paragraph is deleted and replaced with the following paragraph:

UNDERWRITERS AND DISTRIBUTION

Global Atlantic Distributors LLC, a Delaware company located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103 (“Global Atlantic” or “Underwriter”) is principal underwriter for the Contracts. Global Atlantic is a corporation organized and existing under the laws of the state of Delaware, and is an indirect wholly-owned subsidiary of Global Atlantic Financial Group Limited. Global Atlantic is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company has effectively ceased issuing new Policies.

This Supplement Should Be Retained with Your Prospectus for Future Reference.